SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 11, 2004 (November 10, 2004)

SPECTRX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Numbers)	58-2029543 (I.R.S. Employer Identification Nos.)

4955 Avalon Ridge Pkwy, Suite 300 Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

Registrants' Telephone Number, Including Area Code:     (770) 242-8723

(Former Name or Former Address, if Changed Since Last Report)

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1 (Earnings) Press Release, dated November 10, 2004.
Exhibit 99.2 Conference Call Script, dated November 11, 2004.

Item 2.02.          Results of Operations and Financial Condition.

On November 10, 2004 , the registrant publicly released the registrant's financial results for the third quarter of 2004 as more fully described in the press release, a copy of which is furnished as Exhibit 99.1 hereto and which information is incorporated herein by reference. In addition, the script for the conference call, which was held on November 11, 2004 is furnished as Exhibit 99.2 hereto and which information is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

                    (c)      Exhibits.

     The following exhibits are filed or furnished with this report:

Exhibit No.	Exhibit Description

99.1	(Earnings) Press Release, dated November 10, 2004
99.2	Conference Call Script, dated November 11, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRX, INC.

/s/ THOMAS H. MULLER, JR.
	By:	Thomas H. Muller, Jr.
Executive Vice President and Chief Financial Officer

Date: November 11, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	(Earnings) Press Release, dated November 10, 2004
99.2	Conference Call Script, dated November 11, 2004